UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): December 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                          Europe 2001 HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

            DELAWARE                      333-44286              13-5674085
 (State or other jurisdiction of   Commission File Number    (I.R.S. Employer
         incorporation)                                      Identification No.)
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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

               Effective the opening of business on December 17, 2004, Autonomy Corp p.l.c (NASDAQ:AUTN), was delisted from trading on NASDAQ. As such, the company is no longer an underlying constituent of the Europe 2001 HOLDRS Trust. Holders of record as of December 30, 2004 were paid 1.2 shares of Autonomy Corp p.l.c per round lot of 100 Europe 2001 HOLDRS.



Item 9.01.     Financial Statements and Exhibits


               (c)  Exhibits

                    99.1 Europe 2001 HOLDRS Trust  Prospectus  dated October 25,
                         2004 updating the Prospectus dated July 7, 2003.

                    99.2 Europe 2001 HOLDRS Trust  Prospectus  Supplement  dated
                         December 31, 2004 to Prospectus dated October 25, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED


Date:  January 31, 2005                   By:      /s/ MITCHELL M. COX
                                                   ----------------------
                                          Name:    Mitchell M. Cox
                                          Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Europe 2001 HOLDRS Trust Prospectus dated October 25, 2004 updating the
       Prospectus dated July 7, 2003.

(99.2) Europe 2001 HOLDRS Trust Prospectus Supplement dated December 31, 2004 to
       Prospectus dated October 25, 2004.